SUNAMERICA EQUITY FUNDS

Supplement to the Statement of Additional Information dated January 28, 1999



The section titled "Net Asset Value Transfer Program" on Page 53 of the Statement of Additional Information should be replaced in its entirety with the following:


Net Asset Value Transfer Program.  Investors may purchase shares of a
Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds.  Shareholders may purchase either Class A, Class B or Class II shares through the program to the extent that they previously held shares of a non-SunAmerica mutual fund with a similar load structure to the respective SunAmerica mutual fund share class. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and
0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares. (Class B shares will convert to Class A shares as provided in the prospectus.) These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase.  No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service
fee, commencing immediately and paid quarterly. In addition, it is essential that a Net Asset Value Transfer Program Form accompany the
New Account Application to indicate that the investment is intended
to participate in the Net Asset Value Transfer Program.   This
program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at
(800) 858-8850.




April 13, 1999